                                                                                                            (logo)
                                                                                                          AMERICAN
                                                                                                           EXPRESS
                                                                                                         (R)
[American Express Innovations(SM) Select]            20 Madison Avenue Extension                         American
Variable Annuity Application                                       P.O. Box 5555                         Centurion
American Centurion Life Assurance Company                  Albany, NY 12205-0555                         Life

___________________________________________________________________________________________________________________________________
1. Owner (check one)

[ ] Same as Annuitant (Do not complete Annuitant information below)             Home Telephone Number ( ) _________________________

[ ] Joint with annuitant - Only Available for Nonqualified Annuities            E-mail Address ____________________________________
    (Enter Owner here; Annuitant-Owner in Section 2)
[ ] Other

Name (First, Middle Initial, Last)

___________________________________________________________________________________________________________________________________
Address (Street Address  or  P.O. Box, City, State, Zip)

___________________________________________________________________________________________________________________________________

Citizenship [ ] U.S [ ] Other (Country)_________________________ Sex [ ] M [ ] F

Date of Birth (MM/DD/YY) _____________________________ Social Security Number (Tax Identification Number) _________________________

For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under Section 7 Remarks and Special Instructions

___________________________________________________________________________________________________________________________________
2. Annuitant Name (First, Middle Initial, Last)

___________________________________________________________________________________________________________________________________
Address (Street Address  or  P.O. Box, City, State, Zip)

___________________________________________________________________________________________________________________________________
Citizenship [ ] U.S [ ] Other (Country)_________________________ Sex [ ] M [ ] F

Date of Birth (MM/DD/YY) _____________________________ Social Security Number (Tax Identification Number) _________________________

___________________________________________________________________________________________________________________________________
3. Beneficiary For joint spousal owners, the owner's spouse must be designated sole primary beneficiary if spousal continuation availability is desired.

Primary Beneficiary (Name, relationship to the Annuitant; if unrelated, include
Social Security number and date of birth)

___________________________________________________________________________________________________________________________________
Contingent Beneficiary (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
4. Replacement

Will the annuity applied for replace any existing insurance or annuity? [ ] Yes [ ] No
If Yes, provide details - company, contract number, amount, reason - under Section 7 Remarks and Special Instructions.
___________________________________________________________________________________________________________________________________
5. Type of Annuity (check one) [ ] Non-qualified [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
                               [ ] TSA Rollover

If IRA or SEP-IRA (check and complete applicable types)
    Traditional IRA:  Amount $_________________for _________ (year)                        Rollover IRA:  Amount $_________________
    Traditional IRA:  Amount $_________________for _________ (year)              Trustee to Trustee IRA:  Amount $_________________
  Roth Contributory:  Amount $_________________for _________ (year)                 Roth Conversion IRA:  Amount $_________________
  Roth Contributory:  Amount $_________________for _________ (year)
            SEP-IRA:  Amount $_________________for _________ (year)
            SEP-IRA:  Amount $_________________for _________ (year)

NOTE:  If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA , SEP-IRA or TSA), Section 9 must also be completed.
___________________________________________________________________________________________________________________________________
6. Benefit Selection (Please see Prospectus for fee information.)

Contract - Select One           Required Death Benefit: You must select one     Optional Riders (not available with ROP death
                                                                                benefit): (You may select only one)
[ ] 7 year withdrawal charge    If you and the annuitant are age 79 or younger, Guaranteed Minimum Income Benefit Rider (GMIB)
                                please make a death benefit selection below.    (through annuitant age 75; Portfolio Navigator must
[ ] 5 year withdrawal charge    If no selection is made the death benefit will   be selected in box 8):
                                default to ROP.
                                                                                   [ ] Income Assurer Benefit(SM) - MAV; OR
                                [ ] Return of Payment (ROP)                        [ ] Income Assurer Benefit(SM) -5%; OR
                                [ ] Maximum Anniversary Value (MAV)                [ ] Income Assurer Benefit(SM) -Greater of MAV
                                                                                       or 5%
                                                                                OR

                                                                                Guaranteed Minimum Withdrawal Benefit Rider
                                                                                (through owner/annuitant age 79; Portfolio Navigator
                                                                                must be selected in box 8):
                                                                                   [ ] The Guarantor(SM) Withdrawal Benefit
___________________________________________________________________________________________________________________________________

                                                                                                            [ACL Innovations Select
 272885-NY                                               APPLICATION CONTINUES                                  272885-NY A(07/04) ]

___________________________________________________________________________________________________________________________________
7. Remarks and Special Instructions (including special mailing instructions)

___________________________________________________________________________________________________________________________________

===================================================================================================================================
8. Purchase Payments Initial Purchase Payment $________________________________
(For DCA, SIP, Rebalancing, and Interest Sweep options, complete the Investment
Options Form)

Payment Allocation*

[ ] Portfolio Navigator (PN) - if          [___% AXP(R) VP - Large Cap Equity Fund      [___% FTVIPT Franklin Small Cap Fund -
elected, must be 100%. Complete the PN     ___% AXP(R) VP - Large Cap Value Fund              Class 2
questionnaire, then complete and attach    ___% AXP(R) VP - New Dimensions Fund(R)      ___% MFS(R) New Discovery Series - Service
the enrollment form.                       ___% AXP(R) VP - S & P 500 Index Fund             Class
                                           ___% AIM V.I. Basic Value Fund, Series       ___% Oppenheimer Main Street Small Cap
Fixed Account                                   II Shares                                    Fund/VA, Service Shares
___% ACL One Year Fixed Account            ___% AllianceBernstein VP Growth and         ___% Putnam VT Small Cap Value Fund -
                                                Income Portfolio (Class B)                   Class IB Shares
[Cash Equivalents                          ___% American Century(R) VP Ultra,           ___% Wanger US Smaller Companies
___% AXP(R) VP - Cash Management Fund           Class II
                                           ___% Dreyfus VIF Appreciation                World Stock
Short-Term Fixed Income                         Portfolio - Service Share Class         ___% FTVIPT Templeton Growth Securuties
___% AXP(R) VP - Short Duration U.S.       ___% Fidelity VIP Contrafund(R)                   Fund - Class 2
     Government Fund                            Portfolio Service Class 2               ___% Oppenheimer Global Securities
                                           ___% Fidelity VIP Growth Portfolio                Fund/VA,  Service Shares
Long-/Intermediate Term Fixed Income            Service Class 2
___% AXP(R) VP - Diversified Bond Fund     ___% MFS(R) Investors Growth Stock           International Stock
___% American Century(R) VP Inflation           Series - Service Class                  ___% AXP(R) VP - Emerging Markets Fund
     Protection, Class II                  ___% Oppenheimer Capital Appreciation        ___% AXP(R) VP - International Fund
___% Fidelity VIP Investment Grade              Fund/VA, Service Shares                 ___% AllianceBernstein VP International
     Bond Fund Service Class 2             ___% Van Kampen LIT Comstock Portfolio            Value Portfolio (Class B)
                                                Class II Shares                         ___% American Century(R) VP International,
Multi-Sector Fixed Income                                                                    Class II
___% Oppenheimer Strategic Bond            Mid Cap Stock                                ___% Dreyfus VIF International Value
     Fund/VA, Service Shares               ___% AXP(R) VP - Equity Select Fund               Portfolio - Service Share Class
                                           ___% AXP(R) VP - Partners Select Value       ___% Fidelity VIP Overseas Portfolio
International Fixed Income                      Fund                                         Service Class 2
___% FTVIPT Templeton Global Income        ___% AIM V.I. Capital Development            ___% Putnam VT International Equity Fund
     Fund - Class 2                             Fund, Series II Shares                       - Class IB Shares
                                           ___% AIM V.I. Mid Cap Core Equity            ___% Wanger International Small Cap
High-Yield Fixed Income                         Fund, Series II Shares
___% AXP(R) VP - High Yield Bond Fund      ___% American Century(R) VP Value,           Specialty/Sector
___% AXP(R) VP - Income Opportunities           Class II                                ___% Dreyfus VIF Technology Growth
     Fund                                  ___% Dreyfus VIF Midcap Stock                     Portfolio - Service Share Class
___% Columbia High Yield Fund,                  Portfolio - Service Share Class         ___% MFS(R) Utilities Series - Service
     Variable Series, Class B              ___% Fidelity VIP Mid Cap Portfolio               Class
                                                Service Class 2                         ___% Putnam VT Health Sciences Fund -
Balanced                                   ___% FTVIPT Franklin Rising Dividends             Class IB Shares
___% AllianceBernstein VP Total Return          Securities Fund - Class 2               ___% Van Kampen UIF U.S. Real Estate
     Portfolio (Class B)                   ___% FTVIPT Mutual Shares Securities              Portfolio, Class II Shares
___% FTVIPT Franklin Income Securities          Fund - Class 2
     Fund - Class 2                        ___% Goldman Sachs VIT Mid Cap Value         ----------------------------------------
___% MFS(R) Total Return Series -               Fund                                    100% Must be whole numbers and total 100
     Service Class                         ___% Putnam VT Vista Fund - Class IB
                                                Shares Small Cap Stock
Large Cap Stock                            ___% AXP(R) VP - Partners Small Cap
___% AXP(R) VP - Diversified Equity             Value Fund
     Income Fund                           ___% Colonial Small Cap Value Fund,
___% AXP(R) VP - Growth Fund]                   Variable Series, Class B]

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.
Payments to the Fixed Account are limited to [30%] of each payment. We may decrease this Fixed Account percentage limit. We will provide 30 days advance written notification if we do so, and will notify you in writing when the restrictions are lifted.
___________________________________________________________________________________________________________________________________

9. If this annuity contract will be used to fund a tax-deferred retirement plan, please read and complete the information requested

1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3.   I have received a copy of "Things to Know About Using an Annuity to Fund
     Your Tax-Deferred Retirement Plan" and understand the contents.

4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

     [ ] Access to multiple investment managers                         [ ] Ability to transfer among multiple investment options
                                                                            without additional charges
     [ ] Access to a guaranteed interest rate in the fixed accounts     [ ] Death benefit guarantees
     [ ] Guaranteed lifetime income payout rates                        [ ] Retirement Income Guarantee

___________________________________________________________________________________________________________________________________

Other (list)_______________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

                                                                                                            [ACL Innovations Select
 272885-NY                                               APPLICATION CONTINUES                                  272885-NY A(07/04) ]


________________________________________________________________________________
10.  Social Security or Taxpayer Identification Number Certification

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

(2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

(3)  You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

________________________________________________________________________________
11.  I/We Agree That:

1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

2. Only an officer of American Centurion Life Assurance Company can modify any annuity contract or waive any requirement in this application.

3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in Section 7 Remarks and Special Instructions.

4. I/we acknowledge receipt of the current prospectus for the variable annuity.

5. I/we understand that earnings and values, when based on the investment experience of a variable fund, portfolio, account or subaccount, are not guaranteed and may both increase or decrease.

6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

7. I/we acknowledge receipt of American Centurion Life Assurance Company's Privacy Notice. 4. I/we have read and understood the disclosures if applicable, listed in Section 9 above.

8. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

9.   I/we acknowledge receipt of the Product Disclosure.

10. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding (See Section 10).

Signatures

Location (City/State) ________________________________    Date _________________


X____________________________________________
Owner Signature/Trustee or Custodian Signature
(if Owner is Trust or Custodial account)

X____________________________________________
Joint Owner (if any) Signature

X____________________________________________
Annuitant Signature (if other than Owner)




________________________________________________________________________________
12.  Agent's Report (Type or Print)



Agent's Name____________________  Agent's Social Security Number _______________

Agency Name and Number (if applicable)__________________________________________

Telephone Number ( )__________ Fax Number ( )_________ Sale Location ___________

E-mail Address  ________________________________________________________________

Branch Address _________________________________________________________________


I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under Section 7 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

Check One Box Below

To the best of my knowledge,
this application
[ ] does [ ] does not                     For Agent Use Only (check one)
involve replacement of existing
life insurance or annuities.              [ ] Option A [ ] Option B [ ] Option C

X________________________________
Licensed Agent Signature


                                                         [ACL Innovations Select
272885-NY                APPLICATION CONTINUES              272885-NY A(07/04) ]